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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (Date of earliest event reported):    JULY 8, 1999



                                 KANEB SERVICES, INC.
                  (Exact name of registrant as specified in charter)



                DELAWARE                001-05083               74-1191271
        (State of Organization)   (Commission File No.)      (I.R.S. Employer
                                                            Identification No.)



      2435 NORTH CENTRAL EXPRESSWAY
          RICHARDSON, TEXAS                                      75080
  (Address of Principal Executive Offices)                     (Zip Code)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (972) 699-4000





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ITEM 5.  OTHER EVENTS

     Kaneb Pipe Line Partners, L.P., a Delaware limited partnership ("Kaneb Partners"), has filed a preliminary prospectus supplement and a prospectus with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 relating to the offer and sale of 2,250,000 units of limited partnership interests. Salomon Smith Barney, A.G. Edwards & Sons, Inc. and PaineWebber Incorporated are the managing underwriters for the offering. The preliminary prospectus supplement and the prospectus are included as Exhibit
99.1 to this Form 8-K.

     A subsidiary of the Registrant serves as the general partner of Kaneb Partners. The Registrant, through subsidiaries, owns 5,095,500 (31.7%) of the 16,060,000 units of Kaneb Partners that are currently outstanding.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)

     99.1   --    Preliminary prospectus supplement dated July 8, 1999 and
                  prospectus dated June 25, 1999.



                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KANEB SERVICES, INC.



                                   By:       MICHAEL R. BAKKE
                                        Michael R. Bakke, Controller



                                        KSI-1
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                                    EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.               Preliminary prospectus supplement dated July 8, 1999 and
                  prospectus dated June 25, 1999.








                                        KSI-2